Private Placements	12 Months Ended
Dec. 31, 2023
Private Placements [Line Items]
PRIVATE PLACEMENTS

NOTE 4 — PRIVATE PLACEMENTS

The Sponsor purchased an aggregate of 5,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,000,000, from the Company in private placements that occurred simultaneously with the closing of the Initial Public Offering. Each Private Placement Warrant is exercisable to purchase one share of Common stock at a price of $11.50 per share, subject to adjustment (see Note 7). The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants (including the Common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or saleable until 30 days after the completion of an Initial Business Combination, subject to certain exceptions.

On March 15, 2022, in connection with the exercise of the over-allotment option, the Sponsor and the underwriter purchased an additional 405,000 Private Placement Warrants at a purchase price of $1.00 per warrant generating additional gross proceeds to the Company of $405,000.